UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) May 28, 2002


                        New World Restaurant Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                    0-27148              13-3690261
 (State or Other Jurisdiction        (Commission          (IRS Employer
       of Incorporation)             File Number)       Identification No.)


                             246 Industrial Way West
                              Eatontown, NJ 07724
               (Address of Principal Executive Offices) (Zip Code)


                                 (732) 544-0155
              (Registrant's Telephone Number, Including Area Code)


    -----------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report.)

Item 5.   Other Events and Regulation FD Disclosure.

     Reference is made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the removal of its common stock from the eligible list on the OTC Bulletin Board.

ITEM 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit           Description

99.1              Press Release issued May 28, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEW WORLD RESTAURANT GROUP, INC.



                                            BY: /s/ Anthony Wedo
                                                ------------------------------
                                                Name: Anthony Wedo
                                                Title:   Chief Executive Officer

Date:  May 29, 2002

                                                                    Exhibit 99.1

                   NEW WORLD DELISTED FROM OTC BULLETIN BOARD;
                        COMPANY WILL PURSUE REINSTATEMENT

EATONTOWN, NJ (5/28/02)--New World Restaurant Group, Inc. (NASDAQ: NWCI) today announced that its common stock has been removed from the eligible list on the OTC Bulletin Board for failure to timely file periodic reports under the Securities Exchange Act of 1934, including its Form 10-K for its fiscal year ended January 1, 2002.

The company will pursue reinstatement on the OTC Bulletin Board once it is current in its periodic reports. The common stock is currently trading in the pink sheets. Further information regarding trading of securities on the "Pink Sheets" is available on the web at www.pinksheets.com.

New World is a leading company in the "fast/quick casual" sandwich industry. The Company operates stores primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises stores under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of May 14, 2002, the Company's retail system consisted of 468 company-owned stores and 293 franchised and licensed stores in 34 states. The Company also operates three dough production facilities and one coffee roasting plant.

                                      *****

Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate," "project," "intend," "expect," "should," "would" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the Company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the Company's SEC filings.

                                      ###

CONTACTS:
Media/investors: Bill Parness, Parness & Associates, (732) 290-0121; parnespr@optonline.net NW23/OTCdelist